SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                             Securities Act of 1934

                       Date of Report: November 21, 1996

                             MICRO WAREHOUSE, INC.

                             535 Connecticut Avenue
                           Norwalk, Connecticut 06854
                                 (203) 899-4000

       Delaware                      0-20730                 06-1192793
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(State of Incorporation)      (Commission File No.)         (IRS Id. No.)


                        Exhibit Index Appears on Page 4

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Item 5.   Other Events.

          This Current Report on Form 8-K is being filed with the Securities and Exchange Commission by Micro Warehouse, Inc. ("MWHS") for the purpose of providing the information set forth in a press release issued by MWHS on November 20, 1996, a copy of which is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

     (a)  Financial Statement of Businesses Acquired.

          None.

     (b)  Pro Forma Financial Information.

          None.

     (c)  Exhibits.

          The following exhibit is filed herewith:

          99.1 Press Release dated November 20, 1996.


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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        MICRO WAREHOUSE, INC.
                                            (Registrant)

Date: November 21, 1996                 By____________________________
                                          Bruce L. Lev
                                          Vice President


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

                                 EXHIBIT INDEX

Exhibit
Number                             Description
-------                            -----------
99.1                               Press Release dated November 20, 1996


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